Investments - Summary of Investments (Detail) - USD ($) $ in Millions	1 Months Ended	12 Months Ended
	Jan. 31, 2018	Dec. 31, 2019	Dec. 31, 2018
Listed
At fair value through OCI (2017: available for sale financial assets)		$ 47.9	$ 93.0
Unlisted
Asanko redeemable preference shares		95.5	132.9
Other		0.0	0.1
Derivative instruments
Warrants		11.7	9.3
Total investments		155.1	235.3
Fair value at acquisition		132.9	129.9
Purchase of preference shares		20.0	0.0
Redemption of preference shares		(10.0)	0.0
Net change in fair value (recognised in OCI)		(47.4)	3.0
Fair value at end of the year		$ 95.5	$ 132.9
Market-related interest rate	7.85%	8.50%	7.85%
Expected redemption period	5 years	8 years	5 years